
GOLDRICH MINING COMPANY
SQUAW LAKE
LITTLE SQUAW LAKE
Mining Camp
Settling Ponds
Open Pit Little Squaw Creek Gold Mine
LITTLE SQUAW
CRYSTAL
ENEVELOE
SUMMIT
MIKADO
Mill
LEGEND
Goldrich-Patented federal mining claims and 5 acre patented mill site (Spring Creek)
Goldrich-Traditional and Quarter/Quarter Section MTRSC 40 acre state mining claims
Goldrich-Quarter Section MTRSC 160 acre state mining claims (numbered claim name prefix is LSGMC).
Goldrich - Quarter Section MTRSC 40 acre state mining claims awarded by the Alaska Superior Court and subject to Alaska Supreme Court appeal.
Airstrip
Road
Old Mine site
Winter Trail
11 additional 40 acre MTRSC claims along Big Creek south of map border.
Mile
State Mining Claims Map Key
Goldrich Mining Co. 10/10/11_n.cdr

EXHIBIT 2